                                                                   EXHIBIT 10.71

                             AMENDMENT NO. THREE TO

                     The Lomas Financial Group Pension Plan
                    (As Restated Effective January 1, 1991)

         Pursuant to the authority set forth in Article XV thereof, The Lomas Financial Group Pension Plan (As Restated Effective January 1, 1991), is hereby amended as of the date set forth below only:


  RESTATED OR
  ADDED PAGES                 AMENDED SECTION              EFFECTIVE DATE
  -----------                 ---------------              --------------
 ii through iii              Table of Contents

29C through 29G              5.06 (new section)            March 1, 1995

                     THE LOMAS FINANCIAL GROUP PENSION PLAN
                             AS RESTATED EFFECTIVE
                                JANUARY 1, 1991

                         2.44     RETIRED PARTICIPANT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                         2.45     SEVERANCE FROM SERVICE  . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                         2.46     SPECIFIED FIDUCIARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                         2.47     TERMINATED PARTICIPANT  . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                         2.48     TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
                         2.49     TRUST FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
                         2.50     TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11

ARTICLE III              PARTICIPATION AND SERVICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11

                         3.01     Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
                         3.02     Credited Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
                         3.03     Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
                         3.04     Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
                         3.05     Employment by More than One Participating Employer  . . . . . . . . . . . . .     18
                         3.06     Special Rules for Employees of National Homes Acceptance Corporation  . . . .     18
                         3.07     Special Rules for Employees of Great Lakes Mortgage Corporation . . . . . . .     19
                         3.08     Special Rules for Employees of Advance Mortgage Corporation . . . . . . . . .     20
                         3.09     Special Rules for Employees of MNet Corporation . . . . . . . . . . . . . . .     21
                         3.10     Special Rules for Employees of Vista Properties, Inc. . . . . . . . . . . . .     22

ARTICLE IV               CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     23

                         4.01     Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
                         4.02     Participant Contributions . . . . . . . . . . . . . . . . . . . . . . . . . .     23
                         4.03     Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24
                         4.04     Reversion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25
                         4.05     Transfer of Voluntary After-Tax Employee Contributions  . . . . . . . . . . .     25

ARTICLE V                RETIREMENT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26

                         5.01     At Normal Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . .     26
                         5.02     At Early Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . .     28
                         5.03     At Late Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
                         5.04     Minimum Monthly Benefit For Participants Whose Compensation in any
                                  Year Prior to January 1, 1994 Exceeded $150,000 . . . . . . . . . . . . . . .    29A
                         5.05     1994 Special Early Retirement Provisions  . . . . . . . . . . . . . . . . . .    29A
                         5.06     1995 Voluntary Enhanced Retirement Provisions . . . . . . . . . . . . . . . .    29C

ARTICLE VI               DEATH      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30

                         6.01     Prior to Actual Retirement or Other Severance From Service  . . . . . . . . .     30





Amendment No. Three                    ii

                         6.02     After Actual Retirement or Other Severance From Service . . . . . . . . . . .     32
                         6.03     Spouse is Deemed Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . .     33

ARTICLE VII              DISABILITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30

                         7.01     Disability Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
                         7.02     Determination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
                         7.03     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
                         7.04     Recovery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
                         7.05     Age 65  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35

ARTICLE VIII             OTHER SEVERANCE FROM SERVICE   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35

                         8.01     Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
                         8.02     Effect of Prior Distribution  . . . . . . . . . . . . . . . . . . . . . . . .     36
                         8.03     Early Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     37
                         8.04     Terminated Participant's Address  . . . . . . . . . . . . . . . . . . . . . .     37
                         8.05     Payment of Terminated Participant's Benefits  . . . . . . . . . . . . . . . .     38
                         8.06     Limitation Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     38

ARTICLE IX               SETTLEMENT OPTIONS-DISTRIBUTION OF BENEFITS  . . . . . . . . . . . . . . . . . . . . .     38

                         9.01     When Payable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     38
                         9.02     Basic Pension and Automatic Option  . . . . . . . . . . . . . . . . . . . . .     39
                         9.03     Optional Pensions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40
                         9.04     Insurance Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
                         9.05     Date of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
                         9.06     Purchase of Annuities . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
                         9.07     Suspension of Benefits After Retirement . . . . . . . . . . . . . . . . . . .     42
                         9.08     Preservation of Merged Plan Optional Pension Amounts  . . . . . . . . . . . .     42
                         9.09     Eligible Rollover Distributions . . . . . . . . . . . . . . . . . . . . . . .    42A

ARTICLE X                PLAN TERMINATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43

                         10.01    Right to Terminate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
                         10.02    Partial Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
                         10.03    Liquidation of Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . .     43
                         10.04    Manner of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
                         10.05    Residual Amounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47

ARTICLE XI               SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS  . . . . . . . . . . . . . . .     47

                         11.01    Successor Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
                         11.02    Merger or Consolidation of Plans  . . . . . . . . . . . . . . . . . . . . . .     47

ARTICLE XII              RESTRICTIONS ON BENEFITS PAYABLE TO HIGHLY COMPENSATED PARTICIPANTS  . . . . . . . . .     48

                         12.01    Restriction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
                         12.02    Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     49





Amendment No. Three                   iii

                          Eligible Participant's age as of December 31, 1994 plus three (3) years. If an Eligible Participant's Voluntary Early Retirement Benefit commences after his Normal Retirement date, no adjustment to the amount applicable to him under the above provision of this Section will be made; however, in no event will his benefit be less than the benefit to which he would be entitled if he did not receive the Special Early Retirement Benefit.

                 (c) Limitations and Restrictions of Benefits. The benefits determined under this Section shall not exceed the limitations set forth in Section 16.02 hereof and shall be subject to the restrictions of
                          Article XII hereof.

5.06     1995 Voluntary Enhanced Retirement Provisions

         The following special enhanced retirement provisions shall apply to the Eligible Participants defined herein.

         (1) Definitions -- The following terms used in this Section 5.06 shall have the following meanings:

                 (a) ELECTION PERIOD means the election period of at least 30 days communicated to an Eligible Participant (in connection with the Participant's termination of employment referred in (b) below) during which the Eligible Participant is allowed to elect (on a form or forms furnished by the Company) a Voluntary Enhanced Retirement Benefit, as described in Section 5.06(3).

                 (b) ELIGIBLE PARTICIPANT means a Participant whose employment with the Company is terminated under the Company's reduction-in-force program between March 1, 1995 and June 30, 1995 and who executes a general release in the form attached hereto as Exhibit A, ("General Release").

         (2) Benefit Election -- During the Election Period, an Eligible Participant may elect, on such form or forms as provided by the Company, to receive a Voluntary Enhanced Retirement Benefit. Each Eligible Participant who duly elects the Voluntary Enhanced Retirement Benefit described in this
                 Section 5.06 shall be fully vested in the amount of such benefit, which shall be in lieu of any other benefit he would otherwise be eligible for under this Plan to the extent such other benefit is attributable to the same period of Credited Service used in determining his Voluntary Enhanced Retirement Benefit. Any Voluntary Enhanced Retirement Benefit payable under




Amendment No. Three                   29C
                 this Section 5.05 shall commence as of the first day of the month following the Election Period (or later date if the Participant elects to defer commencement of his Voluntary Enhanced Retirement Benefit) and except to the extent otherwise provided in this Section 5.06, shall be payable pursuant to Article IX hereof; provided, however, if the Participant elects to receive his Voluntary Enhanced Retirement Benefit in the form of an immediate lump sum distribution, such distribution may, if administratively practicable, be paid prior to the first day of the month following the Election Period, but in no event earlier than the first day following the expiration of the Election Period.

         (3) Amount of Voluntary Enhanced Retirement Benefit -- Except as otherwise limited or restricted by subparagraph (d) below, the monthly amount of an Eligible Participant's Voluntary Enhanced Retirement Benefit shall be equal to his Monthly Retirement Benefit (determined in accordance with subparagraphs (a), (b), (c) and (d) below).

                 (a) Monthly Retirement Benefit. An Eligible Participant's Monthly Retirement Benefit shall, subject to subparagraph (b) below, be equal to the amount of his Accrued Benefit under the current benefit formula, if his Accrued Benefit were determined under said formula as of his date of termination, increased by crediting each Eligible Participant with five (5) additional years of service credit and assuming his Final Monthly Compensation is equal to 1/12 of his highest amount of annual wages reported on Form W-2, plus any salary reduction amounts under section 125 or 401(k) of the Code, for each of the last five calendar years. However, such Monthly Retirement Benefit shall not be less than 1/12 of $1,000 multiplied by his years of Credited Service (not to exceed five such years).

                 (b) Adjustment for Commencement at other than Normal Retirement Date. If an Eligible Participant's Voluntary Enhanced Retirement Benefit commences before his Normal Retirement Date, the early reduction factors in effect under the Plan, shall be used to determine the amount of the benefit based on the Eligible Participant's age as of the date of commencement plus five (5) years. If an Eligible Participant's Voluntary Enhanced Retirement Benefit commences after his Normal Retirement Date, no adjustment to the amount applicable to him under the above provision of this Section will be made; however, in no event will his




Amendment No. Three                   29D
                          benefit be less than the benefit to which he would be entitled if he did not receive the Voluntary Enhanced Retirement Benefit.

                 (c) Maximum and Minimum Amounts. The amount of the Participant's Monthly Retirement Benefit under the above provisions of this Section shall not be less than the minimum benefit described below nor more than the maximum benefit described below.

                          Minimum Benefit - The amount of Basic Pension (life only) that would be applicable to the Participant (assuming full vested status) if the provisions of this Section did not apply, plus the amount of Basic Pension (life only) that is the Actuarial Equivalent (based on assumptions used for determining lump sum present values hereunder) of 112% of the present value amount determined under the Lump Sum Table below.

                          Maximum Benefit - The amount of Basic Pension (life only) that would be applicable to the Participant (assuming full vested status) if the provisions of this Section did not apply, plus the amount of Basic Pension (life only) that is the Actuarial Equivalent (based on the assumptions used for determining lump sum present values hereunder) of 150% of the present value amount determined under the Present Value Table below.





Amendment No. Three                   29E

                             Present Value Table

==============================================================================================================
                                      AND THE ELIGIBLE
  IF THE ELIGIBLE                     PARTICIPANT HAS
  PARTICIPANT IS                      CREDITED SERVICE
  (A/AN):                             OF:                                  PRESENT VALUE IS:
--------------------------------------------------------------------------------------------------------------
  Non-officer                         Five years or less                   1/6 of Annual Pay
--------------------------------------------------------------------------------------------------------------
  Non-officer                         More than five                       1/6 of Annual Pay plus 1/52 of
                                      years                                Annual Pay for each full year of
                                                                           Credited Service over 5 years
--------------------------------------------------------------------------------------------------------------
  Officer (any                        Five years or less                   1/3 of Annual Pay
  Officer other than
  a Senior Officer)
--------------------------------------------------------------------------------------------------------------
  Officer (any                        More than five                       1/3 of Annual Pay plus 1/52 of
  Officer other than                  years                                Annual Pay for each full year of
  a Senior Officer)                                                        Credited Service over 5 years
--------------------------------------------------------------------------------------------------------------
  Senior Officer                      Five years or less                   1/2 of Annual Pay
--------------------------------------------------------------------------------------------------------------
  Senior Officer                      More than five but                   1/2 of Annual Pay plus 1/52 of
                                      less than 20 years                   Annual Pay for each full year of
                                                                           Credited Service over 5 years
--------------------------------------------------------------------------------------------------------------
  Senior Officer                      More than 20 years                   Annual Pay plus 1/52 of Annual Pay
                                                                           for each full year of Credited
                                                                           Service over 20 years
==============================================================================================================

                          For purposes of this Present Value Table, "Annual Pay" is the Participant's base annual salary in effect on the last day of active employment (exclusive of overtime, commissions, bonus, incentive pay, or any other special payments), but not to exceed the maximum amount of annual compensation allowed under Section 2.12 hereof, and Credited Service shall not include the additional five (5) years added under (a) above.




Amendment No. Three                   29F

                 (d) Limitations and Restrictions of Benefits. The benefits determined under this Section shall not exceed the limitations set forth in Section 16.02 hereof and shall be subject to the restrictions of
                          Article XII hereof.




Amendment No. Three                   29G

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising Amendment No. Three to The Lomas Financial Group Pension Plan (As Restated Effective January 1, 1991), LOMAS MORTGAGE USA, INC., as the Employer, has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto authorized this 30th day of June, 1995.


ATTEST:                                    LOMAS MORTGAGE USA, INC.


/s/ PATSY PETTIT                           By: /s/ LOUIS P. GREGORY
Assistant Secretary                        Name: Louis P. Gregory
                                           Title: Senior Vice President &
                                                  General Counsel


(CORPORATE SEAL)

STATE OF TEXAS            )
                          )SS.
COUNTY OF DALLAS          )


         BEFORE ME, the undersigned, a Notary Public in and for said
County and State on this 18th day of July, 1995, personally appeared Louis P. Gregory, to me known to be the identical person who subscribed the name Lomas Mortgage USA, Inc., to the foregoing instrument as its Senior V.P. and General Counsel and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such organization for the uses and purposes therein set forth.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, the day and year last above written.


                                                  /s/ SUE GRISHAM
                                                   Notary Public


My Commission Expires:


          SUE GRISHAM
 Notary Public, State of Texas
My Commission Expires 09-30-1997